UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2023

CYBER APP SOLUTIONS CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-254676	98-1585090
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

  2000 Bering Drive, Suite 875

Houston, TX 77057

  (Address of Principal Executive Offices)

713-400-2987

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Share Exchange Agreement and Subscriptions

Effective July 17, 2023 (the “Closing Date”), Cyber App Solutions Corp. (the “Company”) entered into that certain Share Exchange Agreement (the “Share Exchange Agreement”) by and among the Company, Proton Green, LLC, a Wyoming limited liability company (“Proton Green”) and the members of Proton Green (the “Proton Green Members”). Pursuant to the Share Exchange Agreement, the Company agreed to exchange the outstanding membership interests of Proton Green held by the Proton Green Members for shares of common stock of the Company. At the Closing Date, the Company issued approximately sixty-eight million (68,000,000) newly issued shares s of common stock to the Proton Green Members, representing approximately 94.4% of the issued and outstanding shares of common stock of the Company following such issuance.

As a result of the Share Exchange Agreement and the other transactions contemplated thereunder, Proton Green is now a wholly owned subsidiary of the Company.

The Agreement contains representations, warranties and covenants of the parties customary for a transaction of this nature.

The above description of the Share Exchange Agreement does not purport to be complete and is qualified in its entirety by reference to the Share Exchange Agreement, which is attached here to as Exhibit 2.1 to this Current Report on Form 8-K.

At the Closing Date, the then sole officer and director of the Company, Evgenii Pak, resigned from all executive officer positions with the Company, including Chief Executive Officer and President, and as a member of the Board, and Steven Looper was appointed as Chief Executive Officer, President, and Director.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

As described in Item 1.01 above, effective July 17, 2023, the Company entered into a Share Exchange Agreement which resulted in Proton Green becoming our wholly-owned subsidiary.

Proton Green is focused on Helium, food and beverage grade CO2, and carbon storage development at its 152,000 acre St. John’s field in Arizona. St. John’s has been independently verified as one of the largest Helium and CO2 reservoirs in North America. Geologic and engineering studies performed at St. John’s indicate 9 trillion cubic feet of CO2 and over 30 billion cubic feet of Heliumin reservoirs with high deliverability proven by numerous high volume production wells. Proton Green’s first Helium processing facility commenced production in July 2023. In addition, Proton Green is developing initial processing capacity for 500 tons per day of beverage grade CO2  that it expects to startup in the first quarter of 2024. Furthermore, Proton Green is in the process of applying for a Class VI permit at St. John’s to sequester CO2 from both direct air capture and industrial sources.

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Proton Green’s Management Team consists of:

Steven Looper – CEO

John Mark Coates – CTO

Kenneth Winters – CFO

David Hobbs - Chairman

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Pursuant to the terms of the Share Exchange Agreement, the Company shall issue up to sixty-eight million (68,000,000) shares of the Company’s common stock in exchange for approximately 100% of the membership interests of Proton Green.

These securities were not registered under the Securities Act of 1933, as amended (the “Securities Act”), but qualified for exemption under Section 4(2) of the Securities Act. The securities were exempt from registration under Section 4(2) of the Securities Act because the issuance of such securities by the Company did not involve a “public offering,” as defined in Section 4(2) of the Securities Act, due to the insubstantial number of persons involved in the transaction, size of the offering, manner of the offering and number of securities offered. The Company did not undertake an offering in which it sold a number of securities to a high number of investors. In addition, these shareholders had the necessary investment intent as required by Section 4(2) of the Securities Act since they agreed to, and received, share certificates bearing a legend stating that such securities are restricted pursuant to Rule 144 of the Securities Act. This restriction ensures that these securities would not be immediately redistributed into the market and therefore not be part of a “public offering.”

Item 5.01 Changes in Control of Registrant

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

As more fully described in Item 1.01 above, the Company issued approximately sixty-eight million (68,000,000) shares of the Company’s common stock to the Proton Green Members in exchange for 100% of the membership interests of Proton Green, which constitutes approximately 94.4% percent of the currently issued and outstanding shares of the Company’s common stock.

As a result of the acquisition, the Members of Proton Green LLC are collectively able to unilaterally control the election of our board of directors, all matters upon which shareholder approval is required and, ultimately, the direction of our Company.

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In addition, effective July 17, 2023, Evgenii Pak, the previous majority shareholder of the Company, entered into a stock purchase agreement for the sale of 3,000,000 shares of Common Stock of the Company to nine (9) accredited investors.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

The disclosures set forth in Item 5.01 above are incorporated by reference into this Item 5.02(a).

The business background descriptions of the newly appointed officer and director is as follows:

Steven Looper

Mr. Looper organized and served as Managing Member of Plateau Helium, LLC, a company that develops helium reserves in Colorado and Kansas, from 2019 through 2022.  From 2021 through the present, Mr. Looper has served as CEO and Managing Member of Proton Green, LLC, which owns rights to mineral leases in one of the largest helium and CO2 fields in North America and also has the capacity to store up to 1 billion tons of CO2.

Mr. Looper received a BBA from West Texas State University in 1979.

Item 5.03. Amendments to Articles of Incorporation or Bylaws.

Effective July 13, 2023, the Company filed a Certificate of Amendment to its Amended Articles of Incorporation (the “Articles of Amendment”) with the Secretary of State of the State of Nevada effecting an increase in the authorized shares of common stock from 75,000,000 to 250,000,000 (the “Corporate Action”).

A copy of the Articles of Amendment is attached hereto as Exhibit 3.1 and incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders

The disclosures set forth in Item 5.03 above are incorporated by reference into this Item 5.07.

On July 13, 2023, the Company obtained written consent by the holder of the majority of the voting power of the Company’s capital stock approving the Corporate Action.

Item 8.01 Other Events.

Change in Address of Company

On July 17, 2023, the Company’s location and the location of the Company’s books and records has changed from 85-3, Apt. 201 Yeonsu-dong Yeonsu-gu, Incheon, South Korea 21912, to 2000 Bering Drive, Suite 875, Houston, TX 77057.

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Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

This Current Report on Form 8-K will be supplemented by amendment to provide the required financial statements not later than 71 days after the date that this Current Report on Form 8-K was required to be filed.

(b) Pro Forma Financial Information.

This Current Report on Form 8-K will be supplemented by amendment to provide the required pro forma financial information not later than 71 days after the date that this Current Report on Form 8-K was required to be filed.

(d) Exhibits.

Exhibit No.	Description
2.1	Form of Share Exchange Agreement, effective as of July 17, 2023, by and among Cyber App Solutions Corp., Proton Green LLC, and members of Proton Green LLC.*
3.1	Certificate of Amendment of Amended Articles of Incorporation of Cyber App Solutions Corp.*
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Filed herewith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYBER APP SOLUTIONS CORP.

Date: July 17, 2023	By:	/s/ Steven Looper
Name: Steven Looper
Title: CEO

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